Exhibit 99.1

Signing Day Sports Provides Update on Acquisition of Swifty Global

Management teams working diligently to build a unified company focused on driving growth and maximizing shareholder value

Swifty Global commits capital to facilitate closing process

SCOTTSDALE, Arizona, October 7, 2024 (NewMediaWire)- Signing Day Sports, Inc. (“Signing Day Sports” or the “Company”) (NYSE American: SGN), the developer of the Signing Day Sports app and platform to aid high school athletes in the recruitment process, today provided an update on the process to close on the recently announced transaction to acquire Dear Cashmere Group Holding Company (OTC:DRCR), doing business as Swifty Global (“Swifty”).

The management teams of both companies have been working closely to develop a strategic roadmap focused on driving long-term growth and enhancing shareholder value. These efforts focus on improving operational efficiency and transparency by streamlining processes and refining reporting mechanisms to create a more accountable and effective framework for future success. Innovation is also a priority, with plans to accelerate product development in response to market demand. As part of this strategy, both teams are actively identifying new revenue streams to diversify business models and strengthen profitability. Additionally, they are exploring international opportunities for global expansion. At the core of their approach is a commitment to revenue growth, supported by sound management and strategic initiatives aimed at boosting bottom-line performance. This roadmap underscores the shared vision for growth and a unified commitment to delivering increasing shareholder value.

While there can be no guarantee as to the completion of the acquisition, both companies are fully committed to advancing the transaction with the utmost dedication and urgency and are deeply engaged in ensuring that the process continues to move forward as quickly and efficiently as possible. The strong foundation of mutual trust and a shared vision between Signing Day Sports and Swifty has fostered a collaborative spirit that continues to drive their combined efforts. This solid collaboration, built on transparency and aligned goals, positions both companies to not only finalize the terms of the deal but also to continue thriving together as they work toward shared success.

In a significant show of commitment, Swifty has also committed to provide intermediate-term capital to Signing Day Sports in the form of a promissory note totalling $150,000 (the “Promissory Note”). This financing is intended to facilitate the transaction and offset some of the closing costs associated with the acquisition, reflecting the confidence both management teams have in the significant potential of the combined entity.

“We remain highly enthusiastic about the acquisition of Swifty Global,” stated Daniel Nelson, CEO of Signing Day Sports. “The signed binding term sheet was an important first step, and we are encouraged by the progress both management teams and their respective legal counsel have made in advancing the acquisition. We have quickly built a strong foundation of trust and mutual commitment, something that typically takes much longer to develop. I am confident that when people unite around a shared vision and goal, remarkable things can be achieved, and this is why I have complete faith in both management teams' ability to finalize this acquisition efficiently and in a timely manner.”

James Gibbons, CEO of Swifty Global, commented, “It is truly exciting to see the remarkable progress that both Signing Day Sports and Swifty have achieved in such a short time toward completing the acquisition. The collaboration between our management teams has been built on trust and a shared commitment to closing this deal quickly and successfully. To further demonstrate our dedication to this collaboration, we have committed to provide $150,000 under the Promissory Note to assist with costs and facilitate the closing of our acquisition as we move into the final stages of the transaction. Both companies’ management and legal teams are working diligently to bring this strategic alliance to fruition, and we believe that together, we are strengthening our brands and positioning our company for global growth and innovation within the industry."

The terms and conditions of the Promissory Note, including but not limited to the applicable interest rate, repayment date, and any terms of conversion, remain subject to agreement by Swifty and the Company and, if applicable, authorization by the NYSE American LLC (“NYSE American”). Subject to the foregoing and upon execution of the Promissory Note, a copy of the Promissory Note will be filed as an exhibit to a current report on Form 8-K to be filed by the Company with the U.S. Securities and Exchange Commission (“SEC”). All parties desiring details regarding the terms and conditions of the Promissory Note are urged to review that Form 8-K and the exhibits attached thereto, which will be available at the SEC’s website at www.sec.gov.

The Company, Swifty, and Swifty stockholders James Gibbons and Nicholas Link (the “Sellers”) have entered into a Binding Term Sheet, dated as of September 18, 2024, which sets forth material terms and conditions for the potential transactions that, if consummated, would result in the acquisition of between 95% and 99% of the issued and outstanding shares of DRCR’s share capital at the closing (the “Term Sheet”). The closing will be subject to execution of and the satisfaction or waiver of terms and conditions of definitive stock purchase agreement(s), including completion of due diligence and satisfaction or waiver of closing conditions. If the closing occurs, certain post-closing requirements will become applicable, including stockholder approval of related matters and NYSE American approval of a new initial listing application, and failure to satisfy such requirements within a certain period may result in the unwinding of the acquisition of the shares of Swifty by the Company at the closing. There can be no assurance that definitive stock purchase agreement(s) will be entered into, that the closing will occur, or that post-closing requirements for the acquisition will be met. A further description of the Term Sheet is contained in the current report on Form 8-K that was filed by the Company with the SEC on September 19, 2024, and a copy of the Term Sheet was filed as an exhibit to such Form 8-K.

For further information about Signing Day Sports and Swifty, please see their communication channels listed below:

Website: https://swifty.global

X: @swiftyglobal

Email: hello@swifty.global

Website: https://signingdaysports.com

Ecommerce Website: https://signingdayshop.com

Investor Relations Website: https://ir.signingdaysports.com

X: @sdsports

Email: support@signingdaysports.com

Forward-Looking Statements

This press release contains "forward-looking statements" that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as "may," "could," "will," "should," "would," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "potential," "project" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, including without limitation, NYSE American authorization of the issuance of any shares of common stock upon conversion of the Promissory Note to the extent such conversion will be permitted under the Promissory Note, the Company’s ability to repay the Promissory Note, the Company's ability to complete the acquisition of Swifty and integrate its business, the ability of the Company, the Sellers, and Swifty to enter into definitive stock purchase agreement(s), obtain all necessary consents and approvals in connection with the acquisition, obtain NYSE American clearance of a new initial listing application in connection with the acquisition, obtain stockholder approval of the matters to be voted on at a stockholders’ meeting to approve matters required to be approved in connection with such stock purchase agreement(s), the Company’s ability to obtain sufficient funding to maintain operations and develop additional services and offerings, market acceptance of the Company's current products and services and planned offerings, competition from existing online and retail offerings or new offerings that may emerge, impacts from strategic changes to the Company's business on its net sales, revenues, income from continuing operations, or other results of operations, the Company's ability to attract new users and customers, increase the rate of subscription renewals, and slow the rate of user attrition, the Company's ability to retain or obtain intellectual property rights, the Company's ability to adequately support future growth, the Company's ability to comply with user data privacy laws and other current or anticipated legal requirements, and the Company's ability to attract and retain key personnel to manage its business effectively. These risks, uncertainties and other factors are described more fully in the section titled “Risk Factors” in the Company’s periodic reports which are filed with the SEC. These risks, uncertainties and other factors are, in some cases, beyond our control and could materially affect results. If one or more of these risks, uncertainties or other factors become applicable, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Investor Contact:

Crescendo Communications, LLC

212-671-1020

SGN@crescendo-ir.com

3